UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

Silicon Mountain Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-11284	84-0910490
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4755 Walnut Street, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 938-1155

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement with Laurus Master Fund, Ltd.

On October 17, 2008, Silicon Mountain Holdings, Inc., a Colorado corporation (the “Company”), and two of its wholly-owned subsidiaries, Silicon Mountain Memory, Incorporated (“Memory”), and VCI Systems, Inc. (referred to, together with the Company and Memory, as the “Companies”), entered into an Second Amended and Restated Overadvance Side Letter Agreement (the “Second Amended Side Letter”) with Laurus Master Fund, Ltd. (“Laurus”), Valens U.S. SPV I, LLC (“Valens U.S.”), LV Administrative Services, Inc. as agent (“Agent”), Valens Offshore SPV I, Ltd. (“Valens Offshore”) and PSource Structured Debt Limited (“PSource”, and, together with Laurus, Valens U.S., Agent and Valens Offshore, referred to as the “Holders”), to be effective October 14, 2008.

Pursuant to the Second Amended Side Letter, Laurus has agreed to extend to the Companies an additional $792,850 in excess of the amount currently permissible under the Revolving Note (as defined below), as modified by the Original Side Letter and the Amended Side Letter (as defined below), for an aggregate excess amount equal to $1,842,850. Also pursuant to the Second Amended Side Letter, Agent will be issued a warrant to purchase up to 2,145,743 shares of common stock of the Company with an exercise price of $0.01 per share, and Agent will be issued a warrant to purchase up to 10% (on a fully diluted basis) of the outstanding shares of common stock of Memory (as determined at the date of the exercise) with an exercise price of $0.01 per share.

The Second Amended Side Letter amends and restates the Overadvance Side Letter Agreement dated as of March 14, 2008 (the “Original Side Letter”) and the Amended and Restated Overadvance Side Letter Agreement dated April 15, 2008 (the “Amended Side Letter”) each between the Companies and the Holders. Pursuant to the Original Side Letter, Laurus had agreed to extend to the Companies $300,000 in excess of the amount then permissible under the Secured Revolving Note dated September 25, 2006 (the “Revolving Note”) and pursuant to the Amended Side Letter, Laurus had agreed to extend to the Companies an additional $750,000. A copy of the Original Side Letter was included as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 20, 2008. A copy of the Amended Side Letter was included as Exhibit 10.22 to the Company’s Amendment No. 1 to its Annual Report on Form 10-KSB filed on May 19, 2008. A copy of the Revolving Note was included as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on September 4, 2007.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent applicable, the information provided under Item 1.01 above is hereby incorporated into this Item 3.02 by reference. The issuance of the warrants described in this paragraph is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof. Only an accredited investor is to receive the securities, and the Company did not engage in any general solicitation or advertising to market the securities.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON MOUNTAIN HOLDINGS, INC.

	Signature:	/s/ Rudolph (Tré) A. Cates, III

	Name:	Rudolph (Tré) A. Cates, III
Dated: October 23, 2008	Title:	President & Chief Executive Officer

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